The Tax-Exempt Bond Fund of America, Inc.
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2, complete answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $132,769
------------------ --------------------------------
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Class B            $3,934
------------------ --------------------------------
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Class C            $4,688
------------------ --------------------------------
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Class F            $6,350
------------------ --------------------------------
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Total              $147,741
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Class R-5          $2,272
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Total              $2,272
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Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5075
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.4146
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.4001
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4918
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5285
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            284,092
------------------ ----------------------------------
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Class B            9,646
------------------ ----------------------------------
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Class C            13,059
------------------ ----------------------------------
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Class F            18,008
------------------ ----------------------------------
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Total              324,805
------------------ ----------------------------------
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Class R-5          5,166
------------------ ----------------------------------
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Total              5,166
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Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $12.60
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Class B                 $12.60
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Class C                 $12.60
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Class F                 $12.60
----------------------- -------------------------
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Class R-5               $12.60
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